UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 7, 2011

ORIENT PETROLEUM AND ENERGY INC.
(Exact name of small business issuer as specified in its charter)

NEVADA	333-148098	20-5240593
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

1 Xingqing Road, Cuiting Plaza, Suite 2201
Xi’an, Shaanxi Province
People’s Republic of China 710032
 (Address of Principal Executive Offices)

(86) 29-83213199
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item    5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Officer

Effective March 7, 2011, Mr. Bin Fu resigned as the Registrant’s chief financial officer. The decision by Mr. Fu to resign from his position was not the result of any material disagreement with the Registrant on any matter relating to the Registrant’s operations, policies or practices.

Appointment of Officer

Effective March 7, 2011, the Registrant’s board of directors appointed Mr. Steven Shixian Wang to fill the vacancy created by the resignations of Mr. Fu.

Mr. Wang is currently the chief financial officer of China Healthcare Acquisition Corp., to which he was appointed in June 2006. He has also been the president of Superior Pacific Corp. since February 1993. From January 2007 to December 2010, Mr. Wang was the general manager of Zencogen Corp., a development stage biotech company in Ithaca, New York, and the managing director and chief financial officer of Eco Energy Partners, Inc., a development stage clean energy company in California. None of these companies is related to or affiliated with the Registrant. Mr. Wang graduated with a bachelor degree in English from Shanghai Normal University in 1968 and obtained a Master’s Degree in Accountancy from California State University, Northridge, in 1986.

In connection with his appointment, Mr. Wang entered into an Employment Agreement with the Registrant on March 7, 2011, pursuant to which Mr. Wang will serve as the chief financial officer of the Registrant on an at-will basis, terminable at any time by the Registrant or Mr. Wang for any or no reason upon a 30-day written notice. As consideration for his services, Mr. Wang will receive an annual compensation of $100,000, payable in monthly installments of $8,333 commencing on March 31, 2011, as well as a one-time grant of 10,000 restricted shares of the Registrant’s common stock, par value $.001 per share (the “Shares”), subject to the terms of a Restricted Stock Agreement. Mr. Wang will also be reimbursed for certain expenses to be agreed to in writing between him and the Registrant. In addition, Mr. Wang is entitled to indemnification pursuant to an Indemnification Agreement. During his employment, Mr. Wang is subject to certain restrictive covenants, including (i) prohibition against engaging in any work that conflicts with the Registrant and its business and soliciting customers, potential customers and employees of the Registrant, (ii) requirement to maintain confidential information of the Registrant, and (iii) requirement to transfer to the Registrant any invention that relate in any way to his employment or to the Registrant’s business. A copy of the Employment Agreement is included with this current report as Exhibit 99.1.

In connection with the Shares granted to him as part of his compensation under the Employment Agreement, Mr. Wang entered into a Restricted Stock Agreement with the Registrant on March 7, 2011. Under this agreement, the Shares shall vest in 18 monthly installments on the last day of each month commencing on March 31, 2011, provided that on the first anniversary of the closing date of an underwritten public offering of the Registrant’s securities, all unvested Shares shall immediately vest. Other than transfers to certain immediate family members, the Registrant has a right of first refusal to purchase any Shares that Mr. Wang desires to transfer during his lifetime. In addition, in connection with any registration of the Registrant’s securities under the Securities Act of 1933, Mr. Wang agrees not to sell or otherwise dispose of any of the Shares for a period of 180 days following the effective date of such registration. If Mr. Wang attempts to transfer the Shares in breach of such provisions, or if his employment is terminated, the Registrant has a right to repurchase all unvested Shares at the time of his breach or employment termination, at a price equal to the then applicable par value of the Shares. A copy of the Restricted Stock Agreement is included with this current report as Exhibit 99.2.

Pursuant to his right to indemnification under the Employment Agreement, Mr. Wang entered into an Indemnification Agreement with the Registrant on March 7, 2011, pursuant to which the Registrant agrees to indemnify Mr. Wang against all expenses and liabilities reasonably incurred by him in connection with the investigation, defense, settlement or appeal of any proceeding that he is made, or threatened to be made, a party to because of his employment with the Registrant or his action during the course of such employment, to the extent such expenses and/or liabilities have not already been paid by the Registrant, and provided that Mr. Wang properly seeks indemnification from the Registrant pursuant to the terms of the Indemnification Agreement. The Registrant, however, is not obligated to indemnify Mr. Wang for: (i) any proceeding initiated or brought voluntarily by Mr. Wang (subject to certain exceptions), (ii) any expenses that he incurs to enforce the Indemnification Agreement if such enforcement effort is deemed by a court to be lacking in good faith or frivolous, (iii) any amount paid in settlement of any proceeding without the prior written consent of the Registrant, (iv) any expenses associated with any proceeding related to sales and/or purchase by Mr. Wang of the Registrant’s securities within the meaning of Section 16(b) of the Securities Act of 1934, as amended, or (v) any expenses for which payment is prohibited by applicable law. The Registrant also agrees to obtain directors’ and officers’ liability insurance, and to maintain such insurance during Mr. Wang’s employment. A copy of the Indemnification Agreement is included with this current report as Exhibit 99.3.

Item 8.01 Other Events.

On March 10, 2011, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.4, and the information in Exhibit 99.4 is incorporated herein by reference.

The information in Item 8.01 in this Current Report on Form 8-K and Exhibit 99.4 attached hereto shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01   Financial Statements and Exhibits

Exhibit Number	Description

99.1	Employment Agreement of Mr. Steven Shixian Wang dated March 7, 2011
99.2	Restricted Stock Agreement of Mr. Steven Shixian Wang dated March 7, 2011
99.3	Indemnification Agreement of Mr. Steven Shixian Wang dated March 7, 2011
99.4	Press release dated March 10, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 10, 2011	Orient Petroleum and Energy, Inc. (Registrant)

	By:	/s/ Anping Yao
Anping Yao
Chief Executive Officer